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                                                                      EXHIBIT 21

               APPLIED INDUSTRIAL TECHNOLOGIES, INC. FORM 10-K FOR
                         FISCAL YEAR ENDED JUNE 30, 2000

                                  SUBSIDIARIES

                                                                                Jurisdiction of
                  Name*                                                Incorporation or Organization
                  ----                                                 -----------------------------

Air and Hydraulics Engineering, Incorporated                                    Alabama
(d/b/a Air and Hydraulics Engineering)

AIT Limited Partnership                                                         Ontario, Canada

Applied Industrial Technologies Ltd.                                            Canada (Federal)

Applied Industrial Technologies -- ABC, Inc.                                    Ohio

Applied Industrial Technologies -- DBB, Inc.                                    Ohio

Applied Industrial Technologies -- Dixie, Inc.                                  Tennessee

Applied Industrial Technologies -- GA LP                                        Delaware

Applied Industrial Technologies -- Mainline, Inc.                               Wisconsin

Applied Industrial Technologies -- PA LLC                                       Pennsylvania

Applied Industrial Technologies -- TX LP                                        Delaware

Applied - Michigan, Ltd.                                                        Ohio

AppliedLink, Inc. (d/b/a AppliedLink)                                           Ohio

Applied Nova Scotia Company                                                     Nova Scotia, Canada

BER Capital, Inc.                                                               Delaware

BER International, Inc.                                                         Barbados

Bearing Sales & Service, Inc.                                                   Washington

Bearings, Inc.                                                                  Alabama

Bearings, Inc.                                                                  Tennessee

Bearings Pan American, Inc.                                                     Ohio

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
Dynavest Nova Scotia Company                                                    Nova Scotia, Canada

ESI Acquisition Corporation                                                     Ohio
(d/b/a Engineered Sales, Inc.)

Farm Warehouse, Inc. (d/b/a Farm Warehouse)                                     Missouri

Rafael Benitez Carrillo Inc.                                                    Puerto Rico
(d/b/a Rafael Benitez Carrillo)

The Ohio Ball Bearing Company                                                   Ohio


* Except as noted, operating companies conduct business under Applied Industrial Technologies name